EXHIBIT 10.22(A)

Form of Supplemental Lock-up Agreement

            , 2013

OncoMed Pharmaceuticals, Inc.

800 Chesapeake Drive

Redwood City, CA 94063

and

Its Board of Directors

RE:	Initial Public Offering

Ladies & Gentlemen:

The undersigned, an executive officer and/or director of OncoMed Pharmaceuticals, Inc. (the “Company”) and an owner of record or beneficially of certain shares of common stock, par value $0.001 per share, of the Company (“Shares”), or of securities convertible into or exchangeable or exercisable for Shares, understands that the Company proposes to conduct a public offering of Shares (the “Offering”). The undersigned recognizes that the Offering will benefit each of the Company and the undersigned. The undersigned acknowledges that, in approving the terms of the Offering and matters relating to the Offering, including an underwriting agreement (the “Underwriting Agreement”) with Jefferies LLC (“Jefferies”) and Leerink Swann LLC (“Leerink”), as the representatives of the several underwriters listed therein, the Company’s board of directors (the “Board”) may be relying on the representations and agreements of the undersigned contained in this letter agreement.

Annex A sets forth definitions for capitalized terms used in this letter agreement that are not defined in the body of this agreement. Those definitions are a part of this agreement.

In consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees that, during the Lock-up Period, the undersigned will not (and will use reasonable best efforts to cause any Immediate Family Member not to), subject to the exceptions set forth in this letter agreement, without the prior approval of at least a majority of the Board:

•

Sell or Offer to Sell any Shares or Related Securities currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Exchange Act) by the undersigned or such Immediate Family Member,

•	enter into any Swap,

•

make any demand for, or exercise any right with respect to, the registration under the Securities Act of the offer and sale of any Shares or Related Securities, or cause to be filed a registration statement, prospectus or prospectus supplement (or an amendment or supplement thereto) with respect to any such registration, or

•	publicly announce any intention to do any of the foregoing.

The foregoing will not apply to the registration of the offer and sale of the Shares, and the sale of the Shares to the underwriters, in each case as contemplated by the Underwriting Agreement. In addition, the foregoing restrictions shall not apply to (i) the transfer of Shares or Related Securities by gift, or by will or intestate succession to the legal representative, heir, beneficiary or any Family Member or to a trust whose beneficiaries consist exclusively of one or more of the undersigned and/or a Family Member, (ii) transfers or dispositions of the undersigned’s Shares or Related Securities to any corporation, partnership, limited liability company or other entity all of the beneficial ownership interests of which are held by the undersigned or any Family Member, (iii) distributions of the undersigned’s Shares or Related Securities to partners, members or stockholders of the undersigned, and (iv) the transfer of Shares by operation of law, including pursuant to a domestic order or a negotiated divorce settlement; provided, however, that in any such case, it shall be a condition to such transfer or distribution that:

•

each transferee or distributee executes and delivers to the Company an agreement in form and substance satisfactory to at least a majority of the Board stating that such transferee or distributee is receiving and holding such Shares and/or Related Securities subject to the provisions of this letter agreement and agrees not to Sell or Offer to Sell such Shares and/or Related Securities, engage in any Swap or engage in any other activities restricted under this letter agreement except in accordance with this letter agreement (as if such transferee had been an original signatory hereto), and

•

with respect to clauses (i) through (iii) only, prior to the expiration of the Lock-up Period, no public disclosure or filing under the Exchange Act by any party to the transfer or distribution (donor, donee, transferor or transferee) shall be required, or made voluntarily, reporting a reduction in beneficial ownership of Shares in connection with such transfer or distribution.

Furthermore, notwithstanding the restrictions imposed by this letter agreement, the undersigned may, without the prior approval of at least a majority of the Board, (i) exercise an option to purchase Shares granted under any stock incentive plan or stock purchase plan of the Company, provided that the underlying Shares shall continue to be subject to the restrictions on transfer set forth in this letter agreement, (ii) establish a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of Shares, provided that such trading plan does not provide for any transfers of Shares during the Lock-up Period, and (iii) transfer or dispose of Shares acquired in the Offering or on the open market following the Offering.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of Shares or Related Securities held by the undersigned and the undersigned’s Immediate Family Members, if any, except in compliance with the foregoing restrictions.

The undersigned shall automatically be released from the restrictions imposed by this letter agreement:

•

with respect to twenty-five percent (25%) of the Shares held by the undersigned as of the date hereof, at the close of trading on the date that is the six-month anniversary of the date of the Prospectus (as defined in the Underwriting Agreement), or if such date is not a Trading Day, at 11:59 p.m. California time on such date;

•

with respect to an additional fifty percent (50%) of the Shares held by the undersigned as of the date hereof, at the close of trading on the date that is the one-year anniversary of the date of the Prospectus, or if such date is not a Trading Day, at 11:59 p.m. California time on such date;

•

with respect to the remaining twenty percent (25%) of the Shares held by the undersigned as of the date hereof, at the close of trading on the date that is the 18-month anniversary of the date of the Prospectus, or if such date is not a Trading Day, at 11:59 p.m. California time on such date; and

•

with respect to all Shares held by the undersigned, at the close of trading on the date that is the 20th consecutive Trading Day on which the market capitalization of the Company is at least $2,000,000,000 (as determined by multiplying the number of Shares outstanding at the closing of trading on each such Trading Day by the closing price per Share on each such Trading Day).

It is understood that, if (i) the Company notifies Jefferies and Leerink in writing that it does not intend to proceed with the Offering, (ii) the Underwriting Agreement relating to the Offering is not executed by December 31, 2013, or (iii) the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated for any reason prior to payment for and delivery of the Shares to be sold thereunder, this letter agreement shall immediately be terminated and the undersigned shall automatically be released from all of his or her obligations under this letter agreement.

The undersigned hereby represents and warrants that the undersigned has full power, capacity and authority to enter into this letter agreement. This letter agreement is irrevocable and will be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned.

This letter agreement shall be governed by, and construed in accordance with, the laws of the State of California.

[Remainder of Page Intentionally Blank; Signature Page Follows]

Signature

Printed Name of Person Signing

(Indicate capacity of person signing if signing as custodian or trustee, or on behalf of an entity)

[Signature Page for Lock-up Agreement with OncoMed Pharmaceuticals, Inc.]

Annex A

Certain Defined Terms

Used in Lock-up Agreement

For purposes of the letter agreement to which this Annex A is attached and of which it is made a part:

•	“Call Equivalent Position” shall have the meaning set forth in Rule 16a-1(b) under the Exchange Act.

•	“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

•	“Family Member” shall mean any individual related by blood, marriage or adoption, but not more remotely than as a first cousin, to the undersigned.

•

“Immediate Family Member” shall mean the spouse or domestic partner of the undersigned, an immediate family member of the undersigned or an immediate family member of the undersigned’s spouse or domestic partner, in each case living in the undersigned’s household or whose principal residence is the undersigned’s household (regardless of whether such spouse, domestic partner or family member may at the time be living elsewhere due to educational activities, health care treatment, military service, temporary internship or employment or otherwise). The term “immediate family” as used above shall have the meaning set forth in Rule 16a-1(e) under the Exchange Act.

•

“Lock-up Period” shall mean the period beginning on the date hereof and continuing through the close of trading on the date that is the 18-month anniversary of the date of the Prospectus (as defined in the Underwriting Agreement).

•	“Put Equivalent Position” shall have the meaning set forth in Rule 16a-1(h) under the Exchange Act.

•

“Related Securities” shall mean any options or warrants or other rights to acquire Shares or any securities exchangeable or exercisable for or convertible into Shares, or to acquire other securities or rights ultimately exchangeable or exercisable for or convertible into Shares.

•	“Securities Act” shall mean the Securities Act of 1933, as amended.

•	“Sell or Offer to Sell” shall mean to:

•	sell, offer to sell, contract to sell or lend,

•	effect any short sale or establish or increase a Put Equivalent Position or liquidate or decrease any Call Equivalent Position,

•	pledge, hypothecate or grant any security interest in, or

•	in any other way transfer or dispose of,

in each case whether effected directly or indirectly.

•

“Swap” shall mean any swap, hedge or similar arrangement or agreement that transfers, in whole or in part, the economic risk of ownership of Shares or Related Securities, regardless of whether any such transaction is to be settled in securities, in cash or otherwise.

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“Trading Day” shall mean a day on which (i) trading in the Company’s common stock generally occurs on a U.S. national or regional securities exchange on which the Company’s common stock is then listed or, if the Company’s common stock is not then listed on a U.S. national or regional securities exchange, on the principal other market on which the Company’s common stock is then traded and (ii) a closing price per Share is available on such securities exchange or market.

Capitalized terms not defined in this Annex A shall have the meanings given to them in the body of this letter agreement.

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